UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 6, 2004


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                       1-2207              38-0471180
   -----------------              --------------      --------------
   (State or other                (Commission         (I.R.S. Employer
   jurisdiction of                File No.)           Identification No.)
   incorporation of
   organization)

   280 Park Avenue
   New York, New York                                       10017
   ---------------------------------------            -----------------
   (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code:   (212) 451-3000


   -------------------------------------------------------------------------
        (Former name or former address, if changed since last report)





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13

                                        2
Item 12.  Results of Operations and Financial Condition

           On August 6, 2004, Triarc Companies, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended June 27, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Triarc Companies, Inc. under the Securities Act of 1933.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRIARC COMPANIES, INC.


                                       By:  STUART I. ROSEN
                                            ---------------------------------
                                            Stuart I. Rosen
                                            Senior Vice President
                                            and Associate General Counsel


Dated:   August 6, 2004

                                  EXHIBIT INDEX

Exhibit                                     Description

99.1     Press release of Triarc Companies, Inc. dated August 6, 2004